TD WATERHOUSE FAMILY OF FUNDS, INC.

MONEY MARKET PORTFOLIO
U.S. GOVERNMENT PORTFOLIO
MUNICIPAL PORTFOLIO
CALIFORNIA MUNICIPAL MONEY MARKET PORTFOLIO
NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO

     SUPPLEMENT DATED AUGUST 28, 2003
TO THE PROSPECTUS DATED DECEMBER 26, 2002

Effective as of October 1, 2003, the investment manager and its affiliates reduced the amount of their voluntary expense reductions. This decrease in expense reductions will result in an increase in actual expenses borne by each Portfolio and can be expected to result in a decrease in a Portfolio’s yield from what would have resulted if the greater expense reductions had continued. To reflect this change, note 2 under the sub-heading “Expenses” on page 10 of the prospectus is deleted in its entirety and replaced with the following:

2. The table shows the expenses for each Portfolio’s fiscal year ended October 31, 2002 before expense reductions by the Portfolios’ investment manager and its affiliates. The investment manager and its affiliates have agreed (for an indefinite period of time) to reduce Portfolio expenses (by paying certain expenses and/or waiving fees) so that the total annual operating expenses of the Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio and the New York Portfolio will not exceed .82%, .82%, .81%, .70% and .70% of average daily net assets, respectively. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors.

After expense reductions, the Portfolios’ actual expenses for the current fiscal year ending October 31, 2003 are expected to be:

		U.S.
	Money Market	Government	Municipal	California	New York
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Management Fees	0.28%	0.29%	0.28%	0.24%	0.23%
Shareholder Servicing Fees	0.21%	0.21%	0.20%	0.17%	0.16%
Other Expenses	0.28%	0.27%	0.28%	0.24%	0.26%
Total Annual Net Operating
Expenses*	0.77%	0.77%	0.76%	0.65%	0.65%

* Reflects the discontinuance of the prior expense reduction arrangement effective October 1, 2003.

Additionally, the footnote under the sub-heading “Example” on page 11 of the Prospectus is deleted in its entirety and replaced with the following:

* Assuming that current expense reduction arrangements continue for one year, your costs would be:

	1 year	3 years	5 years	10 years

Money Market Portfolio	$79	$274	$486	$1,096

U.S. Government Portfolio	$79	$280	$499	$1,128

Municipal Portfolio	$78	$282	$503	$1,138

California Portfolio	$66	$271	$492	$1,128

New York Portfolio	$66	$277	$505	$1,161